Exhibit 99.1

Investor Meetings March 2008

2 Safe Harbor This presentation may contain "forward-looking" statements as defined in Section 27A of the Securities Act of 1933 (the "Securities Act"), Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act"), the Private Securities Litigation Reform Act of 1995 (the "PSLRA") or in releases made by the Securities and Exchange Commission ("SEC"), all as may be amended from time to time. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Great Lakes and its subsidiaries, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. Forward-looking statements can be identified by, among other things, the use of forward-looking language, such as the words "plan," "believe," "expect," "anticipate," "intend," "estimate," "project," "may," "will," "would," "could," "should," "seeks," or "scheduled to," or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the "safe harbor" provisions of such laws. Great Lakes cautions investors that any forward-looking statements made by Great Lakes are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements with respect to Great Lakes, include, but are not limited to, risks associated with Great Lakes’ substantial leverage, fixed price contracts, dependence on government contracts and funding, bonding requirements and obligations, international operations, government regulation, restrictive debt covenants and fluctuations in quarterly operations, and those factors, risks and uncertainties that are described in Item 1A of its Annual Report on Form 10-K for the year ended December 31, 2007, and in securities filings by Great Lakes with the SEC. Although Great Lakes believes that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any forward-looking statements. Great Lakes' future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The forward-looking statements contained in this presentation are made only as of the date hereof and Great Lakes does not have or undertake any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law.

Business Overview Douglas Mackie President & CEO

4 Largest provider of dredging, land reclamation and shore replenishment services in the U.S. 117 year operating history Largest and most diverse U.S. dredging fleet, comprised of over 220 specialized vessels Only U.S. dredge operator with significant foreign presence, currently 8 dredges and 28 supporting fleet vessels deployed overseas, with 4 more dredges and support fleet set to begin work in Q2 2008 2007 Revenue: $515.8 million 2007 EBITDA: $57.5 million 2007 REVENUE BREAKDOWN Beach Nourishment 17% Maintenance 15% U.S. Capital Dredging 25% Demolition 15% Foreign Capital Dredging 28% Great Lakes Dredge & Dock $515.8 million

5 Dredging Overview Capital – deepening of ports, land reclamation, and excavation of underwater trenches Beach Nourishment – creating and rebuilding of beaches Maintenance – maintaining depth of shipping channels Types of Dredging Army Corps of Engineers is the largest user of dredging services State and local government entities Private entities (e.g., oil companies, utilities) Foreign governments Customers

6 Key Investment Considerations Well Positioned to Capitalize on Attractive Industry Fundamentals Leader in a Federally Protected Domestic Market Largest, Most Diverse Fleet in the U.S. History of Successful Growth Through Equipment Acquisitions and Resulting Capacity Consolidation Established International Capabilities, With a Substantial Presence in the Middle East Experienced, Proven Management Team Flexible Capital Structure and Strong Financial Performance

Attractive Industry Fundamentals

8 Favorable Competitive Dynamics The U.S. domestic dredging market is protected from international competition Foreign Dredge Act of 1906 (the “Dredging Act”) and the Merchant Marine Act of 1920 (the “Jones Act”) effectively prohibit foreign dredges and foreign-owned dredging companies from operating in the U.S. New dredges are expensive and require long construction lead times Strict job bonding and regulatory certification requirements Dredging projects are growing increasingly complex, which enhances the need for specialized equipment Major competitor recently exited the U.S. market

9 Domestic Dredging Industry Demand Drivers U.S. ports 5’ – 10’ shallower vs. foreign ports Port expansion required to support larger, deeper draft ships (even more important with expansion of Panama Canal) Water Resources Development Act “(WRDA)” Long-term funding for wetland and coastal marshes LNG terminal development and other port development Capital Demand Drivers Five Year Average Bid Market Size: $230 million

10 Domestic Dredging Industry Demand Drivers Demand Drivers Storm activity Growing population in coastal communities Importance of beach assets to the local tourism industry Increasing state & local funding Beach Nourishment Five Year Average Bid Market Size: $155 million

11 Domestic Dredging Industry Demand Drivers Demand Drivers Port capacity currently operating at only 45% vs. goal of 95% Potential incremental funding source from Harbor Trust Fund Naturally occurring silt build-up and volatile weather New capital projects increase need for ongoing maintenance Waterways need to be maintained to ensure navigability Maintenance Five Year Average Bid Market Size: $255 million

12 Substantial Incremental Funding Source Possible From Harbor Maintenance Trust Fund “Congress must appropriate the full balance in HMTF to pay for critically needed port and harbor improvements. The huge investment gap in our port and harbor infrastructure can be overcome by spending down the annual HMTF balances for the purposes the monies were intended...” - American Society of Civil Engineers, 2006(b) Harbor Maintenance Trust Fund (“HMTF”) was established by Congress in 1986 to fund maintenance expenditures for domestic harbors and channels Of the $1.2 billion in annual collections through a tax primarily on imports, only about $700 million is being spent annually Trust currently has a balance of $3.2 billion in unspent funds(a) Increasing pressure to release funds as needed maintenance has gone unperformed $3.2 billion of funding potentially available for necessary port and harbor maintenance work (a) As of March 31st, 2007 (b) Statement before the Subcommittee on Energy and Water Development on the budget for the U.S. Army Corps of Engineers for the fiscal year 2006

13 The Middle East Represents Substantial Market Opportunities Middle East is the most dynamic market for dredging services Dramatic current and planned infrastructure expansion resulting from substantial oil revenue Total anticipated Middle East dredging market size of $8 - $10 billion over the next 2 to 7 years International projects tend to be larger and have a longer duration vs. domestic projects Increased revenue visibility and fleet utilization International BAHRAIN

Company Fundamentals

15 Leading U.S. Market Position Proprietary system with historical data for bidding and estimating projects Technical expertise and ability to meet increasingly stringent environmental regulations and job complexity Fleet capacity to compete for multiple projects across domestic market sectors and internationally Exit of significant U.S. competitor (Bean) FIVE YEAR AVERAGE BID MARKET SHARE(a) Manson 6.8% Other 17.4% Weeks 20.6% Norfolk 5.0% Great Lakes 39.0% Bean Stuyvesant 11.2% 2003 – 2007 (a) Based on Great Lakes’ total available U.S. bid market, where the Company did bid or would have bid if not for capacity constraints . Total Average Bid Market: $642MM Manson 9.6% Other 7.7% Weeks 22.6% Norfolk 5.8% Great Lakes 53.4% Bean Stuy 0.9% 2007 BID MARKET SHARE

16 Large and Flexible Fleet in U.S. and Middle East Markets Hopper Dredges Hydraulic Dredges Mechanical Dredges 11 Vessels (5 domestic, 6 Middle East) Only large electric cutterhead available in the U.S. for environmentally sensitive regions requiring lower emissions 10 Vessels (4 domestic, 6 Middle East) Highly mobile, with the ability to operate in rough waters Little interference with other ship traffic 5 Vessels (all domestic) Operates one of two environmentally friendly electric clamshell dredges in the U.S. Maneuverability in tight areas such as docks and terminals 25 material transportation barges and 169 other specialized support vessels Estimated fleet replacement cost in excess of $1.5 billion in current market

17 Great Lakes has Significant Middle East Dredging Experience Since 2003, Great Lakes has contracted eight projects with estimated revenue of $285 million 8 dredges and 28 supporting fleet positioned in the Middle East, with 4 more dredges and support fleet set to begin work in second quarter

Financial Overview Deborah Wensel Senior VP and CFO

19 Financial Performance ANNUAL ADJUSTED EBITDA (a) ANNUAL REVENUE (a) EBITDA represents net income (loss), adjusted for net interest expense, income taxes, depreciation and amortization expense. 2005 results exclude non-cash write down of goodwill and intangibles of $5.7 million and 2003 results exclude sale-related operating expenses of $10.6 million. ($ in millions) QUARTERLY ADJUSTED EBITDA QUARTERLY REVENUE $399 $351 $423 $516 $426 $0 $300 $600 2003 2004 2005 2006 2007 Domestic Capital Foreign Capital Maintenance Beach Demolition $156.9 $116.5 $115.6 $126.7 $- $50 $100 $150 $200 Q1 2007 Q2 2007 Q3 2007 Q4 2007 $12.4 $15.9 $11.7 $17.4 0 5 10 15 $20 Q1 2007 Q2 2007 Q3 2007 Q4 2007 $60.4 $31.7 $45.1 $52.6 $57.5 0 25 50 $75 2003 2004 2005 2006 2007

20 Customer Concentration & EBITDA ANNUAL REVENUE BY CUSTOMER ($ in millions) ANNUAL EBITDA BY SEGMENT $399 $351 $423 $516 $426 $- $100 $200 $300 $400 $500 $600 2003 2004 2005 2006 2007 Federal Gov't State & Local Private Foreign Demolition $61 $32 $45 $53 $57 $- $20 $40 $60 $80 2003 2004 2005 2006 2007 Dredging Demolition

21 Backlog (a) Backlog includes pending awards: Diyaar land reclamation for $150 million and domestic projects for $84 million. BACKLOG BY CUSTOMER BACKLOG BY SEGMENT ($ in millions) $200.8 $291.2 $278.2 $369.2 $360.4 $594.50.0 100.0 200.0 300.0 400.0 500.0 $600.0 2003 2004 2005 2006 2007 2007 Capital Maintenance Beach Foreign Demolition (Other) $200.8 $291.1 $278.2 $369.2 $360.4 $594. 5 0.0 100.0 200.0 300.0 400.0 500.0 $600.0 2003 2004 2005 2006 2007 2007(a) Federal Gov't State & Local Private Foreign Demolition (Other) (a)

22 Maintenance Expense and Capital Spending ANNUAL MAINTENANCE EXPENSE ($ in millions) ANNUAL CAPITAL SPENDING 43.8 32.7 29.7 22.7 27.9 $- $20 $40 $60 2003 2004 2005 2006 2007 Maintenance 111.0 29.8 12.8 23.1 37.7 $- $20 $40 $60 $80 $100 $120 2003 2004 2005 2006 2007 Capital

23 Significantly Improved Financial Flexibility $255.9 $250.2 $191.1 $188.3 $252.3 3.3 3.6 6.4 5.1 8.1 0.0 100.0 200.0 $300.0 2003 2004 2005 2006 2007 Net Debt 0.0 3.0 6.0 9.0x Net Debt / EBITDA Net Debt Net Debt / EBITDA

24 Key Investment Considerations Well Positioned to Capitalize on Attractive Industry Fundamentals Leader in a Federally Protected Domestic Market Largest, Most Diverse Fleet in the U.S. History of Successful Growth Through Equipment Acquisitions and Resulting Capacity Consolidation Established International Capabilities, With a Substantial Presence in the Middle East Experienced, Proven Management Team Flexible Capital Structure and Strong Financial Performance